UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 17, 2021

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Sunnova Energy International Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 540
Houston, Texas 77046
(Address, including zip code, of principal executive offices)

(281) 892-1588
(Registrant's telephone number, including area code)
_______________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 17, 2021, a wholly owned, indirect subsidiary ("Sol III Issuer") of Sunnova Energy International Inc., a Delaware corporation (the "Company"), entered into an indenture (the "Indenture") with Wilmington Trust, National Association, as the indenture trustee, and completed an issuance of solar asset backed notes that were issued pursuant to the Indenture (the "Transaction").

Sol III Issuer issued $319,000,000 aggregate principal amount of 2.58% Solar Asset Backed Notes, Series 2021-1 (the "Notes"). The Notes have an anticipated repayment date of April 30, 2031.

The Notes were offered within the United States only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and to persons outside of the United States in compliance with Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction. The Notes have been rated A- (sf) by Kroll Bond Rating Agency, LLC.

The Collateral

The Notes are secured by, and payable from the cash flow generated by, the membership interests in the Sol III Issuer's wholly owned, direct subsidiaries, and the sale of renewable energy credits. Each such subsidiary owns a managing member interest in a project company. Each project company owns a pool of photovoltaic systems, related lease agreements or power purchase agreements and other related solar assets. One of the project companies is jointly owned with a third-party investor.

Sunnova TE Management, LLC, a Delaware limited liability company and a wholly owned, direct subsidiary of the Company (the "Transaction Manager"), will act as transaction manager pursuant to the terms of a Transaction Management Agreement between the Sol III Issuer and the Transaction Manager. The Transaction Manager will be required to provide certain administrative, collection, and other management services to the Sol III Issuer, including in respect of the subsidiaries of Sol III Issuer and the renewable energy credits distributed to Sol III Issuer by them.

Events of Default and Amortization Events

The Indenture contains events of default that are customary in nature for solar securitizations of this type, including, among other things, (a) the non-payment of interest, (b) material violations of covenants, (c) material breaches of representations and warranties and (d) certain bankruptcy events. An event of default will also occur with respect to the Notes if they are not paid in full at their rated final maturity. The Notes are also subject to amortization events that are customary in nature for solar securitizations of this type, including (a) the occurrence of an event of default, (b) a debt service coverage ratio falling below certain levels, (c) failure to maintain insurance, (d) the aggregate expenses of the project companies rising above certain levels and (e) failure to repay the Notes in full by their anticipated repayment date. The occurrence of an amortization event or an event of default could result in accelerated amortization of the Notes, and the occurrence of an event of default could, in certain instances, result in the liquidation of the collateral securing the Notes. In connection with the Transaction, Sunnova Energy Corporation, a wholly owned, direct subsidiary of the Company, issued a performance guaranty covering (a) the performance of certain obligations of its affiliates who manage or service the project companies and the collateral securing the Notes, (b) the performance obligations of the Transaction Manager under the Transaction Manager Agreement and (c) the payment of certain expenses incurred by the Sol III Issuer and the Indenture Trustee.

The foregoing description of the Indenture is qualified in its entirety by reference to the full text of the Indenture, a copy of which the Company plans to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended June 30, 2021.

Use of Proceeds

The Company intends to use the proceeds from the sale of the Notes for (i) the payment of expenses related to the offering of the Notes, (ii) the repayment of one or more currently existing financing arrangements of the Company’s subsidiaries, including a voluntary prepayment of all outstanding 4.94% Series 2017-1 Class A solar asset-backed notes, 6.00% Series 2017-1 Class B solar asset-backed notes and 8.00% Series 2017-1 Class C solar asset-backed notes with a maturity date of September 2049 pursuant to the Indenture dated as of April 19, 2017 (as amended and supplemented to date, the “2017-1 Notes Indenture”) among Helios Issuer, LLC, as issuer, and Wells Fargo Bank, National Association, as trustee (collectively, the “2017-1 Voluntary Prepayment”) and (iii) for general corporate purposes.

Amendment to TEPH Credit Agreement

In connection with the issuance of the Notes and the refinancing of certain collateral securing the Notes, on June 17, 2021, a wholly owned subsidiary of the Company (“TEPH Borrower”) entered into that certain Second Amendment to Amended and Restated Credit Agreement (the “TEPH Amendment”), which amends the Amended and Restated Credit Agreement, dated as of March 29, 2021 (the “TEPH Credit Agreement”), by and among the TEPH Borrower, Credit Suisse AG, New York Branch, as administrative agent (the “Administrative Agent”), and the lenders and other financial institutions party thereto, in order to increase the hedge requirements limitations for a period of 90 days following the issuance of the Notes.

The foregoing description of the TEPH Amendment is qualified in its entirety by reference to the full text of the TEPH Amendment, a copy of which the Company plans to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended June 30, 2021.

Item 1.02. Termination of a Material Definitive Agreement.

In connection with the 2017-1 Voluntary Prepayment described in Item 1.01 of this report, the 2017-1 Notes Indenture will terminate in accordance with its terms.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: June 17, 2021	By:	/s/ Walter A. Baker
Walter A. Baker
Executive Vice President, General Counsel and Secretary